UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2021 (February 4, 2021)

Compute Health Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40001	85-3449307
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1105 North Market Street
Suite 1300
Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(212) 829-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant	CPUH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	CPUH	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPUH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends the Current Report on Form 8-K of Compute Health Acquisition Corp., filed with the Securities Exchange Commission (the “SEC”) on February 9, 2021 (the “February 9 Current Report”), in which Compute Health Acquisition Corp. reported, among other things, the issuance of a press release announcing the closing of its initial public offering (the “IPO”).

Item 8.01	Other Events.

On February 9, 2021, the Company issued a press release announcing the closing of the IPO (the “February 9 Press Release”). On February 14, 2021, the Company issued a corrected press release, a copy of which is attached as exhibit 99.1 to this Current Report on Form 8-K, correcting and replacing the February 9 Press Release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, announcing the closing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compute Health Acquisition Corp.

Date: February 16, 2021	By:	/s/ Joshua Fink
		Name:	Joshua Fink
		Title:	Co-Chief Executive Officer